MID PENN BANCORP INC.

INVESTOR PRESENTATION

SEPTEMBER 2016

RORY G. RITRIEVI, PRESIDENT & CHIEF EXECUTIVE OFFICER
MICHAEL D. PEDUZZI, CPA, EVP & CHIEF FINANCIAL OFFICER
JUSTIN T. WEBB, EVP & CHIEF RISK OFFICER

Cautionary Notice Regarding Forward-Looking Statements

This presentation may contain forward-looking statements about Mid Penn Bancorp, Inc. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of Mid Penn Bancorp, Inc. and cause actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied by forward-looking statements.

Any statement, other than a statement of historical fact, could be a forward-looking statement. When we use words such as "believe", expect", "anticipate", "may", "will", "assume", "indicate", "should", "would", "estimate", "plan", "project", "target", "continue", "intend" or other similar words or expressions, we are making forward-looking statements.

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. include, but are not limited to, the following:

- the effects of future changes in economic, business and market conditions;
- the effects of changes in banking, securities and tax laws, and other applicable regulations;
- the effects of competition, including local, regional, and national providers of financials services;
- the risk of changes in interest rates on deposits, loans, securities, borrowings, and other interest-sensitive assets and liabilities;

MID PENN BANCORP INC.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Risks, uncertainties, and other factors affecting Mid Penn Bancorp, Inc. (continued):

- the possibility that merger and acquisition activities will not result in anticipated cost savings or projected business integration synergies;
- volatility in securities markets, and the related risk of decreases in both the value of Mid Penn Bancorp, Inc. common stock and investment securities owned by the company;
- the potential ineffectiveness of certain elements of business strategies, including the ability to grow or to manage growth;
- credit risks, and the possibility that actual loan losses may differ from the estimates underlying the provision and reserve for possible loan losses;
- changes in the value of collateral securing loans, including commercial and residential real estate
- changes in accounting policies, rules and practices;
- implementing information technology advancements, and related costs and risks to maintaining the effectiveness of operating systems and data security;
- changes in the cost of capital and access to capital markets; and
- other risk factors, including those discussed in documents filed by Mid Penn Bancorp, Inc. with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2015.

Investors are cautioned not to place undue reliance on these forward-looking statements. Mid Penn Bancorp, Inc. undertakes no obligation to publicly revise or update forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

MID PENN BANCORP INC.

Mid Penn Profile

- Experienced management – committed to disciplined growth
  - Proven track record of success
- Attractive markets
  - Based in central Pennsylvania since 1868 with flexibility to expand both organically and via acquisition throughout Pennsylvania.
- Strong net interest margin
  - Mid Penn NIM increased since 2009 while peer median NIM decreased
- Strong asset quality
  - NPAs comprise just 0.54% of total assets
  - Texas ratio (NPAs and 90-day past due loans / tangible equity capital plus loan loss reserves) is a very sound, low measure at 7.2%
- Compelling valuation
  - Trades lower than peer median in terms of both last 12 months price/earnings as well as price/tangible book

MID PENN BANCORP INC.

Experienced Management

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	President & Chief Executive Officer	7	29
Michael D. Peduzzi, CPA	EVP & Chief Financial Officer	1*	17
Justin T. Webb	EVP & Chief Risk Officer	3	10
Scott W. Micklewright	EVP & Chief Lending Officer	7	10
Kelly K. Neiderer	EVP & Chief Retail Officer	3	26
Joseph L. Paese, CFP	EVP & Director of Trust and Wealth Management	1*	32
Amy M. Barnett	SVP & Senior Compliance Officer	6	17
Roberta A. Hoffman	SVP & Director of Human Resources	40	40
John Paul Livingston	SVP & Chief Technology Officer	6	13
Paul F. Spiegel	SVP & Senior Operations Manager	5	30
Margaret E. Steinour	SVP & Senior Loan Operations Manager	4	11
Cindy L. Wetzel	VP & Corporate Secretary	36	36
	Averages:	10	23

* *Hired in 2016*

MID PENN BANCORP INC.

Key Milestones

- Acquired Phoenix Bancorp in March 2015
- Refinanced remaining SBLF and other preferred stock in December 2015 with $7.5 million subordinated debt offering at 5.15%
- Added to the Russell Microcap Index in June 2016
- Exceeded $1 billion in total assets during the quarter ended June 30, 2016

Attractive Markets

- Largest commercial bank headquartered in Dauphin County, Pennsylvania, with 20 retail banking locations across six counties
- Consistent organic loan and deposit growth has been further enhanced by market share gains from disruption resulting from recent acquisitions of key competitors
- Strategic plan to opportunistically expand franchise throughout Pennsylvania
- Goal is to become the premier community bank in Pennsylvania



Luzerne
North-
umberland
Schuylkill
Dauphin
Cumberland
Lancaster
Philadelphia

Strong Net Interest Margin

- Mid Penn's NIM increased to 3.85% for the quarter ending June 30, 2016 from 3.42% for 2009
- The peer group NIM decreased to 3.36% from 3.58% over the same time period
- For the quarter ending June 30, 2016, Mid Penn's NIM decreased 18 bps from 2015 driven by lower investment yields in the current market, and lower-yielding liquid funds from significant deposit growth.



4.20
4.00
3.80
3.60
3.40
3.20
3.00
NIM (%)
3.99
4.03
3.72
3.73
3.72
3.80
3.85
3.58
3.57
3.57
3.63
3.52
3.36
3.52
3.47
3.42
2009
2010
2011
2012
2013
2014
2015
2016
Mid Penn Bank
Peer Median

MID PENN BANCORP INC.

Strong Asset Quality

- NPAs comprise just 0.54% of assets which is less than half of the 1.15% peer median
- The total allowance coverage ratio has increased substantially over the last few years to 140% of nonperforming loans
- ALLL to total loans was 0.90%



NPAs (%)
Allowance / NPLs (%)
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
160
140
120
100
80
60
40
20
0
1.86
1.86
1.78
1.52
0.65
0.54
54.7
44.9
53.9
61.4
126.5
140.3
2011
2012
2013
2014
2015
2016*
NPAs / Assets
Allowance / NPLs

*Above figures as of June 30, 2016

MID PENN BANCORP INC.

Compelling Valuation

- Mid Penn's LTM P/E ratio as of August 31, 2016 is 11.1x compared to the 13.6x peer median
- Mid Penn's price to tangible book value is 113% compared to the 120% peer median

Institution	MRQ P/E (x)	LTM P/E (x)	Price / Tang. Book (%)
ACNB	13.9	14.7	147
CB Financial Services	11.7	11.6	114
Citizens & Northern	16.9	16.8	146
Citizens Financial Services	13.4	13.5	161
Codorus Valley Bancorp	13.7	12.8	110
DNB Financial	16.2	13.7	121
Embassy Bancorp	12.1	11.2	111
ENB Financial	14.2	12.7	95
First Keystone Corporation	14.8	16.4	149
First National Community	12.6	2.4	87
Franklin Financial Services	17.0	11.4	99
Orrstown Financial Services	NM	23.2	120
Penns Woods Bancorp	15.3	15.4	174
Peoples Financial Services	14.6	15.9	153
QNB Corp.	13.9	13.6	120
Somerset Trust Holding Co.	9.6	10.5	102
Median (16 bank peer group)	*13.9*	*13.6*	*120*
Mid Penn Bancorp	9.8	11.1	113

Source: SNL Financial

Exceeding $1 Billion in Total Assets

- **Total assets increased to $1.01 billion as of June 30, 2016 from $718 million as of March 31, 2014**

- **Strong organic deposit growth resulted in total assets exceeding $1 billion for the first time during the most recent quarter**


Total Assets ($millions)
1,100
1,000
900
800
700
600
500
CAGR: 16.5%
1Q14
2Q14
3Q14
4Q14
1Q15*
2Q15
3Q15
4Q15
1Q16
2Q16

*Phoenix Bancorp acquisition closed in 1Q15

MID PENN BANCORP INC.

Consistent Loan Growth

- Net loans increased to $762 million as of June 30, 2016 from $543 million as of March 31, 2014
- Remaining principal on loans obtained in the 1Q15 Phoenix Bancorp acquisition comprised $85 million of the net loan growth



Net Loans ($millions)
800
700
600
500
400
300
CAGR: 16.2%
1Q14
2Q14
3Q14
4Q14
1Q15*
2Q15
3Q15
4Q15
1Q16
2Q16

*Phoenix Bancorp acquisition closed in 1Q15

MID PENN BANCORP INC.

Loan Composition



12/31/2011
Resi. RE & Consumer 17%
Commercial & Industrial 16%
Commercial RE 67%



6/30/2016
Resi. RE & Consumer 18%
Commercial & Industrial 21%
Commercial RE 61%

- The average yield on loans was 4.85% for the year ended December 31, 2015, and 4.82% for the six months ended June 30, 2016
- Continued focus on growing commercial lending supported by adding key talent

MID PENN BANCORP INC.

Yield on Loans

- **Mid Penn's yield on loans decreased to 4.82% annualized for the six months ending June 30, 2016 from 5.88% for 2010 amid the ongoing low interest rate environment**
- **The peer median decreased to 4.28% from 5.79% over the same period**



8%
6%
4%
2%
0%
5.88%
5.98%
5.70%
5.24%
4.94%
4.85%
4.82%
2010
2011
2012
2013
2014
2015
2016*

MID PENN BANCORP INC.

Growing Deposit Base

- Deposits increased to $893 million as of the quarter ending June 30, 2016 from $607 million as of March 31, 2014
- $102 million of deposits were assumed in the 1Q15 Phoenix Bancorp acquisition



Deposits ($millions)
1000
900
800
700
600
500
400
300
CAGR: 18.8%
1Q14
2Q14
3Q14
4Q14
1Q15*
2Q15
3Q15
4Q15
1Q16
2Q16

*Phoenix Bancorp acquisition closed in 1Q15

MID PENN BANCORP INC.

Deposit Composition



12/31/2011
Noninterest Bearing Demand 12%
Savings 4%
Interest Bearing Demand 9%
Time 32%
Money Market 43%



6/30/2016
Noninterest Bearing Demand 14%
Savings 7%
Interest Bearing Demand 33%
Time 19%
Money Market 27%

- **Total Deposits excluding Time Deposits increased to 81% of Total Deposits as of the quarter ending June 30, 2016 from 68% as of the quarter ending December 31, 2011**

MID PENN BANCORP INC.

Cost of Funds

- Mid Penn's cost of funds decreased to 0.55% annualized for the six months ending June 30, 2016 from 1.74% for 2010

- Opportunities exist to further reduce cost of funds through deposit initiatives amid the current low interest rate environment



2.00%
1.50%
1.00%
0.50%
0.00%
1.74%
1.43%
1.04%
0.75%
0.66%
0.56%
0.55%
2010
2011
2012
2013
2014
2015
2016*

MID PENN BANCORP INC.

Accelerating Net Income

- 2015 annual earnings of over $6 million (after one-time merger-related expenses of $762,000 incurred during 2015), reflect a 12.8% increase over 2014 earnings, continuing the trend of increasing annual net income

- Net income for the six months ending June 30, 2016 is $3.8 million, up 35% from the same period last year



Net Income Available to Common Shareholders ($000s)
$7,000
$6,000
$5,000
$4,000
$3,000
CAGR: 10.6%
$4,029
$4,437
$4,616
$5,351
$6,038
2011
2012
2013
2014
2015

MID PENN BANCORP INC.

2016 Income Growth Versus Prior Year

	For the Six Months Ended (Unaudited; Dollars in 000s except per share data)		% Change: Q2 2016 vs. Q2 2015
	Jun. 30, 2016	Jun. 30, 2015	
Net Interest Income	$16,948	$15,524	9.2%
Provision for Loan Losses	(735)	(600)	22.5%
	16,213	14,924	8.6%
Noninterest Income	2,630	2,042	28.8%
Noninterest Expense	(13,903)	(13,282)	4.7%
Income Before Taxes	4,940	3,684	34.1%
Provision for Income Taxes	(1,113)	(677)	64.4%
Pref. Stock Dividends	0	(179)	-100.0%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,827	$2,828	35.3%
Earnings Per Share (Fully Diluted)	$0.91	$0.71	28.2%

MID PENN BANCORP INC.

Increasing Shareholder Value and Returns

- **Closing Market Price on August 31, 2016 was $18.78**
- **Total return on common stock is 86.6% since December 31, 2012**
- **Tangible book value per common share has increased 25.0% during the same period**
- **Market capitalization as of August 31, 2016 is $79.4 million**
- **The most recent quarterly dividend ($0.12) represents an annualized 2.6% dividend yield**



$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$13.26
$13.41
$15.18
$15.53
$16.58
$11.19
$14.34
$15.55
$16.10
$15.91
Dec 31, 2012
Dec 31, 2013
Dec 31, 2014
Dec 31, 2015
June 30, 2016
Tangible Book Value Per Common Share
Closing Market Price Per Common Share

MID PENN BANCORP INC.

Aligning Our Company For The Future

- Maintain strong capital ratios
  - Internally generated capital
  - Strategic capital raising
- Poised for growth
- Creating value throughout Pennsylvania both organically and via acquisition
- Delivering shareholder value
- Continue to hire and attract talent

MID PENN BANCORP INC.

Bios

Rory G. Ritrievi
President & Chief Executive Officer

With nearly 30 years of experience in the financial services industry, Rory Ritrievi has served as president and CEO of Mid Penn Bank and parent company Mid Penn Bancorp, Inc., since 2009. Prior to his current position, Ritrievi served as market president and chief lending officer of Commerce Bank/Harrisburg N.A. An active member of his community, Ritrievi previously served on the board of the Pennsylvania Association of Community Bankers. He currently serves on Bishop McDevitt High School's strategic planning committee and on Widener School of Law's advisory group for business law. Throughout his career, Ritrievi has been designated with several honors including Widener University School of Law's "Distinguished Young Alumni," Central Penn Business Journal's "Forty Under 40," and the Leukemia and Lymphoma Society's "Man of the Year." Ritrievi holds a Juris Doctor from Widener University School of Law and a bachelor's degree in Economics from the University of Pittsburgh.

Michael D. Peduzzi
EVP & Chief Financial Officer

Michael D. Peduzzi joined Mid Penn Bancorp, Inc. as executive vice president and chief financial officer in March 2016. Prior to joining Mid Penn, Peduzzi served as Senior Vice President and Chief Financial Officer of Codorus Valley Bancorp, Inc. and PeoplesBank of York, Pennsylvania. Peduzzi has nearly 30 years of experience in finance with leadership roles at both community banks and public accounting firms. He is a licensed CPA, a member of the American Institute of Certified Public Accountants (AICPA) and a member of the Pennsylvania Institute of Certified Public Accountants (PICPA). Peduzzi holds a bachelor's degree in accounting from the Pennsylvania State University.

Justin T. Webb
EVP & Chief Risk Officer

Justin Webb has been with Mid Penn Bank since 2012. In his initial role with the bank as chief credit officer, Webb made significant improvements in the areas of asset recovery and credit administration. In 2014, he was named chief risk officer and now oversees compliance, security, loan operations, deposit operations and credit. Webb holds a bachelor's degree in finance from the University of Pittsburgh.

MID PENN BANCORP INC.

MID PENN BANK